UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-06367
Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: September 30
Date of reporting period: June 30, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

The Gabelli Small Cap Growth Fund Third Quarter Report (a) June 30, 2010
Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall and 5 stars for the three and five year periods and 4 stars for the ten year period ended
June 30, 2010 among 565, 565, 479, and 251 Small Blend funds, respectively.
Mario Gabelli, CFA
To Our Shareholders,
     For the quarter ended June 30, 2010, the net asset value (“NAV”) per share of The Gabelli Small Cap Growth Fund’s (the “Fund”) Class AAA Shares fell 8.31%, while the Russell 2000 Index dropped 9.92%.
     Enclosed is the investment portfolio as of June 30, 2010.
Comparative Results

Average Annual Returns through June 30, 2010 (a)(b) (Unaudited)

													Since
													Inception
	Quarter		1 Year		3 Year		5 Year		10 Year		15 Year		(10/22/91)
Gabelli Small Cap Growth Fund Class AAA	(8.31)%		19.03%		(5.15)%		3.36%		7.59%		10.16%		12.13%
Russell 2000 Index	(9.92)		21.48		(8.60)		0.37		3.00		6.63		8.20
Class A	(8.28)		19.03		(5.15)		3.35		7.59		10.16		12.13
	(13.55	)(c)	12.19	(c)	(7.00	)(c)	2.14	(c)	6.95	(c)	9.73	(c)	11.77 (c)
Class B	(8.45)		18.12		(5.86)		2.58		7.07		9.81		11.84
	(13.02	)(d)	13.12	(d)	(6.81	)(d)	2.22	(d)	7.07		9.81		11.84
Class C	(8.48)		18.17		(5.84)		2.60		7.07		9.81		11.84
	(9.39	)(e)	17.17	(e)	(5.84)		2.60		7.07		9.81		11.84
Class I	(8.23)		19.31		(4.95)		3.49		7.65		10.21		12.16
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.48%, 1.48%, 2.23%, 2.23%, and 1.23%, respectively. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.The prospectus contains more information about this and other matters and should be read carefully before investing.

The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index of small U.S. companies is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(e)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

The Gabelli Small Cap Growth Fund
Schedule of Investments — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 90.3%
	Aerospace — 0.6%
260,000	Herley Industries Inc.†	$3,707,600
105,000	Rockwell Automation Inc.	5,154,450

		8,862,050

	Agriculture — 0.0%
12,000	Cadiz Inc.†	144,840
3,500	The Mosaic Co.	136,430

		281,270

	Automotive — 0.3%
85,000	Navistar International Corp.†	4,182,000
10,000	PACCAR Inc.	398,700
23,000	Winnebago Industries Inc.†	228,620

		4,809,320

	Automotive: Parts and Accessories — 5.1%
155,000	BorgWarner Inc.†	5,787,700
74,022	China Automotive Systems Inc.†	1,302,787
800,000	Dana Holding Corp.†	8,000,000
325,000	Federal-Mogul Corp.†	4,231,500
355,000	Midas Inc.†	2,722,850
355,000	Modine Manufacturing Co.†	2,726,400
15,000	Monro Muffler Brake Inc.	592,950
524,000	O’Reilly Automotive Inc.†	24,921,440
33,000	Puradyn Filter Technologies Inc.†	5,610
155,000	SORL Auto Parts Inc.†	1,289,600
80,375	Spartan Motors Inc.	337,575
350,800	Standard Motor Products Inc.	2,830,956
180,500	Strattec Security Corp.†	3,989,050
255,000	Superior Industries International Inc.	3,427,200
520,500	Tenneco Inc.†	10,961,730
320,000	The Pep Boys — Manny, Moe & Jack	2,835,200
27,000	Thor Industries Inc.	641,250
46,000	Wonder Auto Technology Inc.†	336,720

		76,940,518

	Aviation: Parts and Services — 3.5%
25,000	AAR Corp.†	418,500
10,000	Astronics Corp.†	163,600
2,500	Astronics Corp., Cl. B†	41,250
12,000	Barnes Group Inc.	196,680
5,016,000	BBA Aviation plc	13,737,227
445,000	Curtiss-Wright Corp.	12,922,800
7,500	Ducommun Inc.	128,250
25,000	Embraer-Empresa Brasileira de Aeronautica SA, ADR	523,750
22,000	Gamesa Corporacion Tecnologica SA†	190,956
940,000	GenCorp Inc.†	4,117,200
665,800	Kaman Corp.	14,727,496
90,000	Moog Inc., Cl. A†	2,900,700
16,100	Moog Inc., Cl. B†	520,674
70,000	Woodward Governor Co.	1,787,100

		52,376,183

	Broadcasting — 0.7%
340,000	Acme Communications Inc.†	333,200
130,800	Beasley Broadcast Group Inc., Cl. A†	636,996
23,000	Cogeco Inc.	648,161
305,000	Crown Media Holdings Inc., Cl. A†	536,800
3,333	CTN Media Group Inc.† (a)	3
2,433	Granite Broadcasting Corp.†	2
329,000	Gray Television Inc.†	792,890
16,000	Gray Television Inc., Cl. A†	38,320
100,000	Liberty Media Corp. — Capital, Cl. A†	4,191,000
528,000	Salem Communications Corp., Cl. A†	1,958,880
200,000	Sinclair Broadcast Group Inc., Cl. A†	1,166,000
450,000	Sirius XM Radio Inc.†	427,275

		10,729,527

	Building and Construction — 0.5%
33,000	Insituform Technologies Inc., Cl. A†	675,840
305,000	Layne Christensen Co.†	7,402,350

		8,078,190

	Business Services — 3.8%
47,500	AboveNet Inc.†	2,241,050
40,000	ACCO Brands Corp.†	199,600
20,000	Arbitron Inc.	512,600
110,000	Ascent Media Corp., Cl. A†	2,778,600
210,000	Bowne & Co. Inc.	2,356,200
380,000	Clear Channel Outdoor Holdings Inc., Cl. A†	3,298,400
400,000	Diebold Inc.	10,900,000
470,000	Edgewater Technology Inc.†	1,358,300
370,000	Furmanite Corp.†	1,468,900
119,931	GP Strategies Corp.†	870,699
35,589	GSE Systems Inc.†	144,491
60,000	Interactive Data Corp.	2,002,800
480,000	Intermec Inc.†	4,920,000
22,000	Lamar Advertising Co., Cl. A†	539,440
14,000	Landauer Inc.	852,320
157,000	Macquarie Infrastucture Co. LLC†	2,008,030
4,000	MDC Partners Inc., Cl. A	42,720
120,000	Sohgo Security Services Co. Ltd.	1,224,227
130,002	Stamps.com Inc.†	1,332,521
80,000	The Brink’s Co.	1,522,400
1,975,000	The Interpublic Group of Companies Inc.†	14,081,750
169,000	Trans-Lux Corp.† (b)	103,090
36,050	TransAct Technologies Inc.†	263,165
60,000	United Rentals Inc.†	559,200
125,000	ValueClick Inc.†	1,336,250

		56,916,753

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

Shares/		Market
Units		Value
	COMMON STOCKS (Continued)
	Cable — 1.6%
230,000	Adelphia Communications Corp., Cl. A† (a)	$0
230,000	Adelphia Communications Corp., Cl. A, Escrow† (a)	0
230,000	Adelphia Recovery Trust†	2,300
500,000	Cablevision Systems Corp., Cl. A	12,005,000
10,000	Cogeco Cable Inc.	322,390
240,000	DIRECTV, Cl. A†	8,140,800
40,000	EchoStar Corp., Cl. A†	763,200
9,329	Liberty Global Inc., Cl. A†	242,461
9,329	Liberty Global Inc., Cl. C†	242,461
480,000	LIN TV Corp., Cl. A†	2,596,800
33,000	Outdoor Channel Holdings Inc.†	154,110

		24,469,522

	Closed-End Business Development Company — 0.1%
98,000	MVC Capital Inc.	1,266,160

	Closed-End Funds — 0.7%
730,072	KKR & Co. (Guernsey) LP	6,906,481
98,000	The Central Europe and Russia Fund Inc.	3,089,940
38,225	The European Equity Fund Inc.	210,620
11,000	The Ibero-America Fund Inc.	56,980
54,738	The New Germany Fund Inc.	630,582

		10,894,603

	Communications Equipment — 0.8%
160,000	Communications Systems Inc.	1,667,200
80,000	Sycamore Networks Inc.	1,329,600
275,000	Thomas & Betts Corp.†	9,542,500

		12,539,300

	Computer Software and Services — 1.3%
10,000	Activision Blizzard Inc.	104,900
6,000	AOL Inc.†	124,740
36,000	Emulex Corp.†	330,480
95,000	FalconStor Software Inc.†	250,800
380,047	Global Sources Ltd.†	2,979,568
6,000	KIT Digital Inc.†	52,920
45,000	Mentor Graphics Corp.†	398,250
20,187	MKS Instruments Inc.†	377,901
455,000	NCR Corp.†	5,514,600
80,000	Sybase Inc.†	5,172,800
300,000	Tyler Technologies Inc.†	4,656,000

		19,962,959

	Consumer Products — 2.0%
240,300	1-800-FLOWERS.COM Inc., Cl. A†	495,018
14,750	Adams Golf Inc.†	53,690
80,000	Alberto-Culver Co.	2,167,200
20,000	Brunswick Corp.	248,600
33,500	Chofu Seisakusho Co. Ltd.	721,037
30,000	Church & Dwight Co. Inc.	1,881,300
800,000	Eastman Kodak Co.†	3,472,000
2,000	Harley-Davidson Inc.	44,460
340,000	Marine Products Corp.†	1,924,400
25,000	National Presto Industries Inc.	2,321,500
450,000	Sally Beauty Holdings Inc.†	3,690,000
745,000	Schiff Nutrition International Inc.	5,304,400
4,605	Steven Madden Ltd.†	145,150
220,000	Stewart Enterprises Inc., Cl. A	1,190,200
150,000	Swedish Match AB	3,295,350
87,425	Syratech Corp.†	26
20,000	The Scotts Miracle-Gro Co., Cl. A	888,200
22,000	WD-40 Co.	734,800
70,000	Wolverine World Wide Inc.	1,765,400

		30,342,731

	Consumer Services — 1.0%
52,000	Bowlin Travel Centers Inc.†	68,120
2,750	Collectors Universe Inc.	36,905
20,000	IAC/InterActiveCorp.†	439,400
55,000	KAR Auction Services Inc.†	680,350
170,000	Martha Stewart Living Omnimedia Inc., Cl. A†	836,400
400,000	Rollins Inc.	8,276,000
120,000	SearchMedia Holdings Ltd.†	369,600
665,000	TiVo Inc.†	4,907,700

		15,614,475

	Diversified Industrial — 7.9%
15,000	A.O. Smith Corp., Cl. A	722,850
27,000	Acuity Brands Inc.	982,260
33,000	Albany International Corp., Cl. A	534,270
180,000	Ampco-Pittsburgh Corp.	3,749,400
6,000	Anixter International Inc.†	255,600
390,000	Baldor Electric Co.	14,071,200
210,000	Brush Engineered Materials Inc.†	4,195,800
340,000	Crane Co.	10,271,400
3,000	ESCO Technologies Inc.	77,250
18,640	Foster Wheeler AG†	392,558
14,000	Gardner Denver Inc.	624,260
119,700	Greif Inc., Cl. A	6,648,138
81,900	Greif Inc., Cl. B	4,307,940
1,090,000	Griffon Corp.†	12,055,400
150,000	Hawk Corp., Cl. A†	3,817,500
180,000	Jardine Strategic Holdings Ltd.	3,747,600
417,000	Katy Industries Inc.†	721,410
31,000	Lincoln Electric Holdings Inc.	1,580,690
71,000	Lindsay Corp.	2,249,990
580,000	Magnetek Inc.†	533,600
32,000	Matthews International Corp., Cl. A	936,960
310,000	Myers Industries Inc.	2,507,900
572,000	National Patent Development Corp.† (c)	858,000
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
130,300	Oil-Dri Corp. of America	$2,990,385
113,000	Olin Corp.	2,044,170
245,000	Park-Ohio Holdings Corp.†	3,525,550
88,000	Precision Castparts Corp.	9,056,960
32,000	Roper Industries Inc.	1,790,720
80,000	Sonoco Products Co.	2,438,400
70,000	Standex International Corp.	1,774,500
220,900	Tech/Ops Sevcon Inc.†	1,139,844
115,000	Terex Corp.†	2,155,100
387,000	Textron Inc.	6,567,390
195,000	Tredegar Corp.	3,182,400
151,240	Tyco International Ltd.	5,328,185
337,100	WHX Corp.†	1,436,046

		119,271,626

	Educational Services — 0.5%
54,000	Career Education Corp.†	1,243,080
140,000	Corinthian Colleges Inc.†	1,379,000
204,000	Universal Technical Institute Inc.†	4,822,560

		7,444,640

	Electronics — 1.7%
50,000	Badger Meter Inc.	1,934,500
206,300	Bel Fuse Inc., Cl. A (b)	3,424,580
410,000	CTS Corp.	3,788,400
73,000	Cypress Semiconductor Corp.†	732,920
10,000	Greatbatch Inc.†	223,100
20,000	IMAX Corp.†	292,000
40,000	Keithley Instruments Inc.	353,200
355,000	KEMET Corp.†	830,700
90,000	Methode Electronics Inc.	876,600
296,000	Park Electrochemical Corp.	7,225,360
180,000	Stoneridge Inc.†	1,366,200
30,000	Technitrol Inc.	94,800
355,000	Trident Microsystems Inc.†	504,100
260,000	Zoran Corp.†	2,480,400
74,200	Zygo Corp.†	601,762

		24,728,622

	Energy and Utilities — 6.4%
20,000	A123 Systems Inc.†	188,600
380,000	Black Hills Corp.	10,818,600
110,000	Callon Petroleum Co.†	693,000
50,000	Central Vermont Public Service Corp.	987,000
77,200	CH Energy Group Inc.	3,029,328
37,000	Chesapeake Utilities Corp.	1,161,800
45,000	CMS Energy Corp.	659,250
23,000	Connecticut Water Service Inc.	483,460
7,000	Consolidated Water Co. Ltd.	79,660
155,000	Covanta Holding Corp.†	2,571,450
413,400	El Paso Electric Co.†	7,999,290
20,000	Ener1 Inc.†	67,600
30,000	Energy Recovery Inc.†	120,000
220,000	Great Plains Energy Inc.	3,744,400
70,000	Key Energy Services Inc.†	642,600
34,600	Maine & Maritimes Corp.	1,533,126
45,000	Middlesex Water Co.	713,250
24,800	NorthWestern Corp.	649,760
43,000	Oceaneering International Inc.†	1,930,700
120,000	Otter Tail Corp.	2,319,600
160,000	Pennichuck Corp.	3,524,800
1,155,000	PNM Resources Inc.	12,912,900
132,000	Rowan Companies Inc.†	2,896,080
1,119,000	RPC Inc.	15,274,350
120,000	Scorpion Offshore Ltd.†	744,958
130,000	SJW Corp.	3,047,200
300,000	Southern Union Co.	6,558,000
160,000	Southwest Gas Corp.	4,720,000
45,000	Tesoro Corp.	525,150
45,000	The York Water Co.	639,000
25,000	Union Drilling Inc.†	137,750
10,000	Vestas Wind Systems A/S†	419,105
70,000	Voyager Oil & Gas Inc.†	266,000
220,000	Westar Energy Inc.	4,754,200

		96,811,967

	Entertainment — 1.5%
90,000	Carmike Cinemas Inc.†	545,400
6,048	Chestnut Hill Ventures† (a)	203,984
45,000	Discovery Communications Inc., Cl. A†	1,606,950
35,000	Discovery Communications Inc., Cl. C†	1,082,550
290,000	Dover Motorsports Inc.†	527,800
235,000	Fisher Communications Inc.†	3,957,400
16,000	International Speedway Corp., Cl. A	412,160
3,500	International Speedway Corp., Cl. B	91,245
260,000	Madison Square Garden Inc., Cl. A†	5,114,200
10,000	Rovi Corp.†	379,100
400,000	Take-Two Interactive Software Inc.†	3,600,000
220,000	Universal Entertainment Corp.†	4,065,826
50,000	World Wrestling Entertainment Inc., Cl. A	778,000

		22,364,615

	Environmental Services — 0.8%
1,500	Renegy Holdings Inc.†	773
400,000	Republic Services Inc.	11,892,000

		11,892,773

	Equipment and Supplies — 8.8%
248,000	AMETEK Inc.	9,957,200
5,000	AZZ Inc.	183,850
490,000	Baldwin Technology Co. Inc., Cl. A†	578,200
25,000	Belden Inc.	550,000
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
50,000	Capstone Turbine Corp.†	$49,000
410,000	CIRCOR International Inc.	10,487,800
343,000	CLARCOR Inc.	12,183,360
330,000	Core Molding Technologies Inc.†	1,795,200
168,000	Crown Holdings Inc.†	4,206,720
4,000	Danaher Corp.	148,480
90,000	Donaldson Co. Inc.	3,838,500
202,100	Entegris Inc.†	802,337
40,000	Fedders Corp.† (a)	0
165,000	Federal Signal Corp.	996,600
111,000	Flowserve Corp.	9,412,800
160,000	Franklin Electric Co. Inc.	4,611,200
200,000	Gerber Scientific Inc.†	1,070,000
150,000	Graco Inc.	4,228,500
1,040,000	GrafTech International Ltd.†	15,204,800
100,000	IDEX Corp.	2,857,000
270,000	Interpump Group SpA†	1,348,745
4,000	Itron Inc.†	247,280
4,000	Jarden Corp.	107,480
157,900	L.S. Starrett Co., Cl. A	1,504,787
40,000	Littelfuse Inc.†	1,264,400
230,000	Lufkin Industries Inc.	8,967,700
55,000	Maezawa Kyuso Industries Co. Ltd.	666,233
82,000	Met-Pro Corp.	882,320
3,000	Mine Safety Appliances Co.	74,340
30,000	Mueller Industries Inc.	738,000
12,000	Plantronics Inc.	343,200
2,000	Regal-Beloit Corp.	111,560
130,000	Robbins & Myers Inc.	2,826,200
140,000	SL Industries Inc.†	1,680,000
5,000	Teleflex Inc.	271,400
293,000	Tennant Co.	9,909,260
365,000	The Gorman-Rupp Co.	9,143,250
85,000	The Greenbrier Cos. Inc.†	952,000
100,000	The Manitowoc Co. Inc.	914,000
23,000	The Middleby Corp.†	1,223,370
8,000	Valmont Industries Inc.	581,280
95,000	Vicor Corp.†	1,186,550
7,875	Watsco Inc., Cl. B	456,750
153,000	Watts Water Technologies Inc., Cl. A	4,384,980

		132,946,632

	Financial Services — 4.8%
10,408	Alleghany Corp.†	3,052,666
25,287	Argo Group International Holdings Ltd.	773,529
395,000	Artio Global Investors Inc.	6,217,300
10,121	BCB Holdings Ltd.†	13,988
110,000	BKF Capital Group Inc.†	102,300
680,000	CNA Surety Corp.†	10,927,600
22,000	Crazy Woman Creek Bancorp Inc.	264,000
150,000	Discover Financial Services	2,097,000
35,000	Duff & Phelps Corp., Cl. A	442,050
69,600	Epoch Holding Corp.	853,992
8,266	Fidelity Southern Corp.†	54,225
190,000	Flushing Financial Corp.	2,323,700
685,000	GAM Holding Ltd.†	7,467,412
10,000	Hudson Valley Holding Corp.	231,200
602,000	Janus Capital Group Inc.	5,345,760
20,000	JPMorgan Chase & Co.	732,200
47,000	KBW Inc.†	1,007,680
140,000	Legg Mason Inc.	3,924,200
3,000	Leucadia National Corp.†	58,530
20,000	Medallion Financial Corp.	132,000
285,000	Nara Bancorp Inc.†	2,402,550
3,000	NetBank Inc.† (a)	15
160,000	NewAlliance Bancshares Inc.	1,793,600
250,000	Och-Ziff Capital Management Group LLC, Cl. A	3,147,500
150,000	Oritani Financial Corp.	1,500,000
15,000	PrivateBancorp Inc.	166,200
215,000	Sterling Bancorp	1,935,000
280,000	SWS Group Inc.	2,660,000
10,000	T. Rowe Price Group Inc.	443,900
11,033	Tree.com Inc.†	69,729
5,500	Value Line Inc.	99,770
461,000	Waddell & Reed Financial Inc., Cl. A	10,086,680
148,000	Wilmington Trust Corp.	1,641,320

		71,967,596

	Food and Beverage — 7.5%
285,000	American Dairy Inc.†	4,545,750
47,000	Boston Beer Co. Inc., Cl. A†	3,170,150
38,100	Brown-Forman Corp., Cl. A	2,217,420
5,000	Brown-Forman Corp., Cl. B	286,150
200,000	Bull-Dog Sauce Co. Ltd.	445,626
2,000,000	China Tontine Wines Group Ltd.	392,968
850,000	CoolBrands International Inc.†	918,228
330,000	Corn Products International Inc.	9,999,000
780,000	Davide Campari — Milano SpA	3,858,222
215,000	Dean Foods Co.†	2,165,050
128,000	Del Monte Foods Co.	1,841,920
380,000	Denny’s Corp.†	988,000
1,000	Diamond Foods Inc.	41,100
320,000	Dr. Pepper Snapple Group Inc.	11,964,800
2,000,000	Dynasty Fine Wines Group Ltd.	821,893
27,000	Farmer Brothers Co.	407,430
285,000	Flowers Foods Inc.	6,962,550
500	Genesee Corp., Cl. A† (a)	0
21,500	Genesee Corp., Cl. B† (a)	0
700,000	Grupo Continental SAB de CV	1,941,460
160,000	ITO EN Ltd.	2,461,121
25,000	J & J Snack Foods Corp.	1,052,500
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
1,050,000	Kikkoman Corp.	$11,092,009
210,000	Lifeway Foods Inc.†	2,045,400
3,000	MEIJI Holdings Co. Ltd.	123,508
70,000	MGP Ingredients Inc.†	464,100
300,000	Morinaga Milk Industry Co. Ltd.	1,170,616
85,000	NISSIN FOODS HOLDINGS CO. LTD.	3,138,890
4,000	Omni Nutraceuticals Inc.† (a)	0
3,200,000	Parmalat SpA	7,489,728
4,000	Peet’s Coffee & Tea Inc.†	157,080
15,000	PepsiCo Inc.	914,250
50,000	Ralcorp Holdings Inc.†	2,740,000
162,000	Rock Field Co. Ltd.	2,180,399
75,000	Smart Balance Inc.†	306,750
380,000	The Hain Celestial Group Inc.†	7,664,600
66,000	The J.M. Smucker Co.	3,974,520
100,000	Tingyi (Cayman Islands) Holding Corp.	246,825
235,870	Tootsie Roll Industries Inc.	5,578,326
90,000	United Natural Foods Inc.†	2,689,200
4,000	Vina Concha Y Toro SA, ADR	166,800
1,000,000	Vitasoy International Holdings Ltd.	765,388
10,000	Willamette Valley Vineyards Inc.†	35,000
140,000	YAKULT HONSHA Co. Ltd.	3,839,846
20,000	Zhongpin Inc.†	235,200

		113,499,773

	Health Care — 9.5%
56,000	Align Technology Inc.†	832,720
100,000	Allergan Inc.	5,826,000
135,000	AngioDynamics Inc.†	1,991,250
8,000	Anika Therapeutics Inc.†	47,120
300,000	Animal Health International Inc.†	744,000
148,000	ArthroCare Corp.†	4,536,200
6,800	Bio-Rad Laboratories Inc., Cl. A†	588,132
50,000	BioLase Technology Inc.†	74,000
20,000	Bruker Corp.†	243,200
185,000	Cepheid Inc.†	2,963,700
155,000	Chemed Corp.	8,469,200
66,000	CONMED Corp.†	1,229,580
60,000	Continucare Corp.†	201,000
300,000	Crucell NV, ADR†	5,496,000
345,000	Cutera Inc.†	3,177,450
12,000	Cynosure Inc., Cl. A†	129,240
174,000	DEL Global Technologies Corp.†	156,600
96,000	DexCom Inc.†	1,109,760
179,124	Exactech Inc.†	3,059,438
44,000	Henry Schein Inc.†	2,415,600
40,000	Heska Corp.†	25,200
26,000	ICU Medical Inc.†	836,420
30,000	Inverness Medical Innovations Inc.†	799,800
220,000	IRIS International Inc.†	2,230,800
40,000	Kinetic Concepts Inc.†	1,460,400
42,000	Life Technologies Corp.†	1,984,500
20,000	Matrixx Initiatives Inc.†	92,000
50,000	MDS Inc.†	421,500
70,000	Micrus Endovascular Corp.†	1,455,300
300,000	Millipore Corp.†	31,995,000
40,000	MWI Veterinary Supply Inc.†	2,010,400
100,000	National Dentex Corp.†	1,685,000
8,000	Neogen Corp.†	208,400
4,000	Nobel Biocare Holding AG	69,397
415,000	Odyssey HealthCare Inc.†	11,088,800
100,000	Opko Health Inc.†	226,000
72,000	Orthofix International NV†	2,307,600
30,000	OTIX Global Inc.†	120,000
45,000	Owens & Minor Inc.	1,277,100
265,000	Pain Therapeutics Inc.†	1,473,400
325,000	Palomar Medical Technologies Inc.†	3,636,750
240,000	Penwest Pharmaceuticals Co.†	792,000
30,000	PSS World Medical Inc.†	634,500
270,000	Quidel Corp.†	3,426,300
160,002	Rochester Medical Corp.†	1,512,019
300,000	RTI Biologics Inc.†	879,000
960,000	Sorin SpA†	1,701,037
1,520,973	SSL International plc	18,407,110
2,300	Straumann Holding AG	499,968
2,000	Stryker Corp.	100,120
14,000	Syneron Medical Ltd.†	143,920
75,000	The Cooper Cos. Inc.	2,984,250
48,000	United-Guardian Inc.	573,120
80,000	Vascular Solutions Inc.†	1,000,000
80,000	Wright Medical Group Inc.†	1,328,800
10,000	Young Innovations Inc.	281,500
20,000	Zymogenetics Inc.†	84,400

		143,042,001

	Home Furnishings — 0.1%
12,000	Bassett Furniture Industries Inc.†	51,360
48,000	Bed Bath & Beyond Inc.†	1,779,840

		1,831,200

	Hotels and Gaming — 2.3%
70,000	Ante5 Inc.†	10,500
140,000	Boyd Gaming Corp.†	1,188,600
96,000	Canterbury Park Holding Corp.†	762,240
102,092	Churchill Downs Inc.	3,348,618
125,000	Dover Downs Gaming & Entertainment Inc.	361,250
275,000	Gaylord Entertainment Co.†	6,074,750
150,000	Genting Singapore plc†	125,420
18,000	Home Inns & Hotels Management Inc., ADR†	702,720
116,000	Lakes Entertainment Inc.†	177,480
205,000	Las Vegas Sands Corp.†	4,538,700
1,200,000	Mandarin Oriental International Ltd.	1,704,000
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
170,000	Orient-Express Hotels Ltd., Cl. A†	$1,258,000
100,000	Penn National Gaming Inc.†	2,310,000
335,000	Pinnacle Entertainment Inc.†	3,169,100
169,000	Sonesta International Hotels Corp., Cl. A	2,431,065
2,000,000	The Hongkong & Shanghai Hotels Ltd.	3,323,531
145,000	The Marcus Corp.	1,371,700
25,000	Wynn Resorts Ltd.	1,906,750

		34,764,424

	Machinery — 1.0%
19,000	Astec Industries Inc.†	526,870
458,000	CNH Global NV†	10,373,700
3,000	Nordson Corp.	168,240
52,000	Twin Disc Inc.	590,720
135,000	Zebra Technologies Corp., Cl. A†	3,424,950

		15,084,480

	Manufactured Housing and Recreational Vehicles — 0.5%
610,000	All American Group Inc.†	311,100
74,000	Cavco Industries Inc.†	2,603,320
15,000	Drew Industries Inc.†	303,000
28,500	Nobility Homes Inc.†	268,613
179,100	Skyline Corp.	3,225,591

		6,711,624

	Metals and Mining — 0.5%
52,003	Barrick Gold Corp.	2,361,456
10,000	Inmet Mining Corp.	395,942
95,000	Ivanhoe Mines Ltd.†	1,238,800
140,000	Kinross Gold Corp.	2,392,600
2,000	Northwest Pipe Co.†	38,000
2,000	Royal Gold Inc.	96,000
52,100	Stillwater Mining Co.†	605,402
15,000	Yamana Gold Inc.	154,500

		7,282,700

	Paper and Forest Products — 0.1%
25,000	Schweitzer-Mauduit International Inc.	1,261,250
65,000	Wausau Paper Corp.†	440,050

		1,701,300

	Publishing — 1.4%
60,000	Belo Corp., Cl. A†	341,400
25,000	Cambium Learning Group Inc.†	90,000
651,000	Il Sole 24 Ore†	1,114,508
12,000	John Wiley & Sons Inc., Cl. B	465,600
1,070,000	Journal Communications Inc., Cl. A†	4,247,900
715,000	Media General Inc., Cl. A†	6,978,400
30,000	Meredith Corp.	933,900
260,000	News Corp., Cl. A	3,109,600
170,000	PRIMEDIA Inc.	498,100
347,700	The E.W. Scripps Co., Cl. A†	2,583,411

		20,362,819

	Real Estate — 1.0%
18,150	Capital Properties Inc., Cl. A	140,571
15,000	Capital Properties Inc., Cl. B (a)	116,175
51,000	Cohen & Steers Inc.	1,057,740
183,517	Griffin Land & Nurseries Inc.	4,661,332
10,500	Gyrodyne Co. of America Inc.†	493,500
107,000	Morguard Corp.	3,919,966
200,000	The St. Joe Co.†	4,632,000

		15,021,284

	Retail — 4.2%
35,000	99 Cents Only Stores†	518,000
216,000	Aaron’s Inc., Cl. A	2,932,200
250,000	AutoNation Inc.†	4,875,000
30,000	Barnes & Noble Inc.	387,000
13,000	Best Buy Co. Inc.	440,180
68,000	Big 5 Sporting Goods Corp.	893,520
21,200	Biglari Holdings Inc.†	6,082,280
205,000	Casey’s General Stores Inc.	7,154,500
720,000	Coldwater Creek Inc.†	2,419,200
55,000	Copart Inc.†	1,969,550
15,000	HSN Inc.†	360,000
630,000	Ingles Markets Inc., Cl. A	9,481,500
170,000	Macy’s Inc.	3,043,000
44,000	Movado Group Inc.†	469,920
122,000	Nathan’s Famous Inc.†	1,895,880
40,000	Pier 1 Imports Inc.†	256,400
290,000	Rush Enterprises Inc., Cl. B†	3,378,500
309,000	The Bon-Ton Stores Inc.†	3,012,750
110,000	The Cheesecake Factory Inc.†	2,448,600
270,000	The Great Atlantic & Pacific Tea Co. Inc.†	1,053,000
2	The Talbots Inc.†	21
100,000	Tractor Supply Co.	6,097,000
33,000	Village Super Market Inc., Cl. A	866,250
52,000	Weis Markets Inc.	1,711,320
168,000	Wendy’s/Arby’s Group Inc., Cl. A	672,000
155,000	Winn-Dixie Stores Inc.†	1,494,200

		63,911,771

	Specialty Chemicals — 4.6%
55,000	A. Schulman Inc.	1,042,800
24,000	Airgas Inc.	1,492,800
83,000	Albemarle Corp.	3,295,930
35,000	Arch Chemicals Inc.	1,075,900
76,000	Ashland Inc.	3,527,920
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
11,000	Cytec Industries Inc.	$439,890
2,195,000	Ferro Corp.†	16,177,150
340,000	H.B. Fuller Co.	6,456,600
110,000	Hawkins Inc.	2,648,800
965,000	Huntsman Corp.	8,366,550
85,000	Material Sciences Corp.†	255,850
17,500	NewMarket Corp.	1,528,100
355,000	Omnova Solutions Inc.†	2,772,550
70,000	Penford Corp.†	453,600
13,000	Quaker Chemical Corp.	352,170
100,000	Rockwood Holdings Inc.†	2,269,000
260,000	Sensient Technologies Corp.	6,741,800
565,000	Zep Inc.	9,853,600

		68,751,010

	Telecommunications — 2.4%
30,000	Atlantic Tele-Network Inc.	1,239,000
1,200,000	Cincinnati Bell Inc.†	3,612,000
6,795	Community Service Communications Inc.	7,882
190,000	Fastweb SpA†	2,920,539
110,000	HickoryTech Corp.	742,500
128,000	New Ulm Telecom Inc.	768,000
118,000	Rogers Communications Inc., Cl. B	3,865,680
63,000	Shenandoah Telecommunications Co.	1,117,620
1,600,000	Sprint Nextel Corp.†	6,784,000
37,584	Verizon Communications Inc.	1,053,104
830,000	VimpelCom Ltd., ADR†	13,429,400
53,000	Winstar Communications Inc.† (a)	53

		35,539,778

	Transportation — 0.7%
330,000	GATX Corp.	8,804,400
2,000	Grupo TMM SA, Cl. A, ADR†	4,600
2,000	Irish Continental Group plc†	37,175
120,100	Providence and Worcester Railroad Co.	1,488,640

		10,334,815

	Wireless Communications — 0.1%
24,000	Millicom International Cellular SA	1,945,680
72,000	Price Communications Corp., Escrow† (a)	0

		1,945,680

	TOTAL COMMON STOCKS	1,361,296,691

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
50,000	Jungheinrich AG Pfd.	1,151,010

	Broadcasting — 0.0%
1,103	PTV Inc., 10.000% Pfd., Ser. A†	88

	Business Services — 0.0%
24,317	Interep National Radio Sales Inc., 4.000% Cv. Pfd., Ser. A (a)(c)(d)†	0

	TOTAL PREFERRED STOCKS	1,151,098

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
1,213	Exide Technologies, expire 05/05/11† (a)	42
4,531	Federal-Mogul Corp., expire 12/27/14†	1,586

		1,628

	Broadcasting — 0.0%
6,082	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	6
3,430	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	3

		9

	Consumer Services — 0.0%
120,000	SearchMedia Holdings Ltd., expire 11/19/11†	57,600

	Retail — 0.0%
250,190	Talbots Inc., expire 04/06/15†	545,414

	Telecommunications — 0.0%
86	Virgin Media Inc., Ser. A, expire 01/10/11†	3

	TOTAL WARRANTS	604,654

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Hotels and Gaming — 0.0%
$400,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (c)	419,000

	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
300,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/11† (a)	1,185

	U.S. GOVERNMENT OBLIGATIONS — 9.6%
	U.S. Treasury Bills — 8.6%
129,450,000	U.S. Treasury Bills, 0.066% to 0.244%††, 07/01/10 to 12/16/10 (e)	129,408,881

	U.S. Treasury Cash Management Bills — 1.0%
14,360,000	U.S. Treasury Cash Management Bill, 0.135%††, 07/15/10	14,359,256

	TOTAL U.S. GOVERNMENT OBLIGATIONS	143,768,137

	TOTAL INVESTMENTS — 100.0% (Cost $1,249,012,326)	$1,507,240,765

See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

Market
Value
Aggregate tax cost	$1,253,643,629

Gross unrealized appreciation	$371,501,375
Gross unrealized depreciation	(117,904,239)

Net unrealized appreciation/depreciation	$253,597,136

Number of			Unrealized
Contracts		Expiration Date	Depreciation
	FUTURES CONTRACTS — LONG POSITION — (0.1)%
230	The Russell 2000 Mini Index Futures	09/17/10	$(860,753)

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At June 30, 2010, the market value of fair valued securities amounted to $321,466 or 0.02% of total investments.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of Rule 144A securities amounted to $1,277,000 or 0.08% of total investments.

(d)	Illiquid security.

(e)	At June 30, 2010, $1,500,000 of the principal amount was pledged as collateral for futures contracts.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
See accompanying notes to schedule of investments.

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Unaudited)
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (the “SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
1. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC, the Adviser.
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 6/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$10,729,524	—	$3	$10,729,527
Cable	24,469,522	—	0	24,469,522
Entertainment	22,160,631	—	203,984	22,364,615
Equipment and Supplies	132,946,632	—	0	132,946,632
Financial Services	71,967,581	—	15	71,967,596
Food and Beverage	113,499,773	—	0	113,499,773
Real Estate	14,905,109	$116,175	—	15,021,284
Telecommunications	35,539,725	—	53	35,539,778
Wireless Communications	1,945,680	—	0	1,945,680
Other Industries (a)	932,812,284	—	—	932,812,284

Total Common Stocks	1,360,976,461	116,175	204,055	1,361,296,691

Preferred Stocks:
Business Services	—	—	0	0
Other Industries (a)	1,151,098	—	—	1,151,098

Total Preferred Stocks	1,151,098	—	0	1,151,098

Warrants:
Automotive: Parts and Accessories	1,586	42	—	1,628
Broadcasting	—	9	—	9
Other Industries (a)	603,017	—	—	603,017

Total Warrants	604,603	51	—	604,654

Convertible Corporate Bonds	—	419,000	—	419,000
Corporate Bonds	—	1,185	—	1,185
U.S. Government Obligations	—	143,768,137	—	143,768,137

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,362,732,162	$144,304,548	$204,055	$1,507,240,765

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT
Futures Contract	$(860,753)	$—	$—	$(860,753)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation	(sales)	of Level 3	6/30/10	at 6/30/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$3	$—	$—	$—	$—	$(0)	$3	$—
Cable	0	—	—	—	—	—	0	—
Computer Software and Services	24,000	—	0	(24,000)	(0)	—	—	—
Entertainment	203,984	—	—	—	—	—	203,984	—
Equipment and Supplies	0	—	—	—	—	—	0	—
Financial Services	15	—	—	—	—	—	15	—
Food and Beverage	0	—	—	—	—	—	0	—
Telecommunications	53	—	—	—	—	—	53	—
Wireless Communications	0	—	—	—	—	—	0	—

Total Common Stocks	228,055	—	0	(24,000)	(0)	(0)	204,055	—

Preferred Stocks:
Business Service	0	—	—	—	—	—	0	—
Warrants:
Automotive: Parts and Accessories	243	—	—	—	—	(243)	—	—
Broadcasting	35	—	—	—	—	(35)	—	—

Total Warrants	278	—	—	—	—	(278)	—	—

TOTAL INVESTMENTS IN SECURITIES	$228,333	$—	$0	$(24,000)	$(0)	$(278)	$204,055	$—

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund’s financial statements.
2. Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at June 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. During the quarter ended June 30, 2010, the Fund had no investments in swap agreements.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts that were held at June 30, 2010 are reflected within the Schedule of Investments.
The Fund’s volume of activity in futures contracts during the period ended June 30, 2010 had an average monthly notional value of approximately $2,618,372.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Gabelli Small Cap Growth Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the quarter ended June 30, 2010, the Fund had no investments in forward foreign exchange contracts.
The following is a table summarizing the fair value of derivatives held at June 30, 2010 by primary risk exposure:

Total Value at
Liability Derivatives:	June 30, 2010

Equity Contracts	$13,979,400
3. Tax Information. At September 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $1,435,829, which is available to reduce future required distributions of net capital gains to shareholders through 2017.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2009, the Fund deferred capital losses of $32,957,944.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.
The Gabelli Small Cap Growth Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer
GAMCO Investors, Inc.

Anthony J. Colavita
President
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law
Morrissey, Hawkins & Lynch

Kuni Nakamura
President
Advanced Polymer, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus
Pace University

Anthonie C. van Ekris
Chairman
BALMAC International, Inc.

Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.

Officers*
Bruce N. Alpert President and Secretary Peter D. Goldstein Chief Compliance Officer	Joseph H. Egan Acting Treasurer
Distributor
Gabelli & Company, Inc.

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

*	Agnes Mullady, Treasurer, is on a leave of absence.
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q210SR
The
Gabelli
Small Cap
Growth
Fund
Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall and 5 stars for the three and five year periods and 4 stars for the ten year period ended June 30, 2010 among 565, 565, 479, and 251 Small Blend funds, respectively.
THIRD QUARTER REPORT
JUNE 30, 2010

The Gabelli Equity Income Fund Third Quarter Report (a) — June 30, 2010	Mario Gabelli, CFA
Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 5 stars overall and 5 stars for the three, five and ten year periods ended June 30, 2010 among 1,135; 1,135; 952; and 494 Large Value funds, respectively.

To Our Shareholders,
     For the quarter ended June 30, 2010, the net asset value (“NAV”) per share of The Gabelli Equity Income Fund’s (the “Fund”) Class AAA Shares fell 10.54%, while the Standard & Poor’s (“S&P”) 500 Index and the Lipper Equity Income Fund Average decreased 11.41% and 12.04%, respectively.
Enclosed is the investment portfolio as of June 30, 2010.
Comparative Results

Average Annual Returns through June 30, 2010 (a)(b) (Unaudited)

											Since
											Inception
	Quarter		1 Year		3 Year		5 Year	10 Year	15 Year		(1/2/92)
Gabelli Equity Income Fund Class AAA	(10.54)%		15.91%		(7.36)%		1.46%	4.77%	8.51%		9.14%
S&P 500 Index	(11.41)		14.43		(9.80)		(0.79)	(1.59)	6.24		7.13
Lipper Equity Income Fund Average	(10.07)		14.37		(9.36)		(0.25)	2.25	6.09		7.14
Class A	(10.56)		15.96		(7.35)		1.47	4.76	8.50		9.14
	(15.71	)(c)	9.29	(c)	(9.16	)(c)	0.27 (c)	4.14 (c)	8.08	(c)	8.79 (c)
Class B	(10.80)		14.98		(8.09)		0.69	4.25	8.15		8.85
	(15.26	)(d)	9.98	(d)	(9.02	)(d)	0.30 (d)	4.25	8.15		8.85
Class C	(10.74)		15.06		(8.06)		0.72	4.27	8.16		8.86
	(11.64	)(e)	14.06	(e)	(8.06)		0.72	4.27	8.16		8.86
Class I	(10.52)		16.17		(7.15)		1.60	4.84	8.56		9.18
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.50%, 1.50%, 2.25%, 2.25%, and 1.25%, respectively. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Equity Income Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(e)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Gabelli Equity Income Fund
Schedule of Investments — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 97.4%
	Aerospace — 3.6%
2,000	Lockheed Martin Corp.	$149,000
10,000	Raytheon Co.	483,900
371,000	Rockwell Automation Inc.	18,212,390
2,000	Rockwell Collins Inc.	106,260
1,400,000	Rolls-Royce Group plc†	11,766,022
126,000,000	Rolls-Royce Group plc, Cl. C†	188,256
242,000	The Boeing Co.	15,185,500

		46,091,328

	Agriculture — 0.8%
99,000	Archer-Daniels-Midland Co.	2,556,180
147,000	Monsanto Co.	6,794,340
12,000	The Mosaic Co.	467,760

		9,818,280

	Automotive — 0.7%
350,000	Ford Motor Co.†	3,528,000
124,000	Navistar International Corp.†	6,100,800

		9,628,800

	Automotive: Parts and Accessories — 1.5%
250,000	Genuine Parts Co.	9,862,500
6,000	Johnson Controls Inc.	161,220
48,000	Modine Manufacturing Co.†	368,640
139,500	O’Reilly Automotive Inc.†	6,634,620
55,100	Tenneco Inc.†	1,160,406
140,000	The Pep Boys — Manny, Moe & Jack	1,240,400

		19,427,786

	Aviation: Parts and Services — 0.3%
60,000	Curtiss-Wright Corp.	1,742,400
40,000	GenCorp Inc.†	175,200
4,500	Precision Castparts Corp.	463,140
21,000	United Technologies Corp.	1,363,110

		3,743,850

	Broadcasting — 0.3%
250,000	CBS Corp., Cl. A, Voting	3,242,500
40,000	CBS Corp., Cl. B, Non-Voting	517,200
132	Granite Broadcasting Corp.†	0

		3,759,700

	Business Services — 0.6%
20,000	Automatic Data Processing Inc.	805,200
185,000	Diebold Inc.	5,041,250
4,000	Landauer Inc.	243,520
10,000	MasterCard Inc., Cl. A	1,995,300

		8,085,270

	Cable and Satellite — 0.9%
140,000	Cablevision Systems Corp., Cl. A	3,361,400
55,000	DIRECTV, Cl. A†	1,865,600
155,000	DISH Network Corp., Cl. A	2,813,250
16,000	EchoStar Corp., Cl. A†	305,280
500	Jupiter Telecommunications Co. Ltd.	481,253
55,000	Scripps Networks Interactive Inc., Cl. A	2,218,700

		11,045,483

	Communications Equipment — 0.7%
250,000	Corning Inc.	4,037,500
100,000	Motorola Inc.†	652,000
120,000	Thomas & Betts Corp.†	4,164,000

		8,853,500

	Computer Hardware — 1.8%
185,000	International Business Machines Corp.	22,843,800
80,000	Xerox Corp.	643,200

		23,487,000

	Computer Software and Services — 3.4%
120,000	Fidelity National Information Services Inc.	3,218,400
450,000	Microsoft Corp.	10,354,500
430,000	Sybase Inc.†	27,803,800
160,000	Yahoo! Inc.†	2,212,800

		43,589,500

	Consumer Products — 7.0%
45,000	Altria Group Inc.	901,800
130,000	Avon Products Inc.	3,445,000
15,000	Clorox Co.	932,400
14,000	Compagnie Financiere Richemont SA, Cl. A	492,926
880,000	Eastman Kodak Co.†	3,819,200
63,000	Energizer Holdings Inc.†	3,167,640
160,000	Fortune Brands Inc.	6,268,800
5,000	Hanesbrands Inc.†	120,300
177,000	Harman International Industries Inc.†	5,290,530
250,000	Kimberly-Clark Corp.	15,157,500
5,500	National Presto Industries Inc.	510,730
10,000	Pactiv Corp.†	278,500
50,000	Philip Morris International Inc.	2,292,000
100,000	Reckitt Benckiser Group plc	4,679,515
1,310,000	Swedish Match AB	28,779,393
210,000	The Procter & Gamble Co.	12,595,800
78,000	Unilever NV — NY Shares, ADR	2,130,960

		90,862,994

	Consumer Services — 0.1%
67,500	Rollins Inc.	1,396,575

See accompanying notes to schedule of investments.

2

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Diversified Industrial — 3.5%
5,000	3M Co.	$394,950
4,000	Acuity Brands Inc.	145,520
6,000	Alstom SA	274,995
60,000	Baldor Electric Co.	2,164,800
100,000	Cooper Industries plc	4,400,000
96,000	Crane Co.	2,900,160
1,000,000	General Electric Co.	14,420,000
210,000	Honeywell International Inc.	8,196,300
30,000	ITT Corp.	1,347,600
8,000	Jardine Matheson Holdings Ltd.	281,120
100,000	Jardine Strategic Holdings Ltd.	2,082,000
413,003	National Patent Development Corp.† (b)	619,505
120,000	Textron Inc.	2,036,400
12,000	Trinity Industries Inc.	212,640
175,000	Tyco International Ltd.	6,165,250

		45,641,240

	Electronics — 1.7%
615,000	Intel Corp.	11,961,750
335,000	LSI Corp.†	1,541,000
190,000	Texas Instruments Inc.	4,423,200
7,000	Thermo Fisher Scientific Inc.†	343,350
130,250	Tyco Electronics Ltd.	3,305,745

		21,575,045

	Energy and Utilities: Electric — 0.9%
30,000	American Electric Power Co. Inc.	969,000
12,000	DTE Energy Co.	547,320
85,000	El Paso Electric Co.†	1,644,750
95,000	Great Plains Energy Inc.	1,616,900
60,000	Korea Electric Power Corp., ADR†	772,800
56,087	Mirant Corp.†	592,279
1,200,000	Mirant Corp., Escrow† (a)	0
150,000	Northeast Utilities	3,822,000
80,000	The AES Corp.†	739,200
13,333	UIL Holdings Corp.	333,725

		11,037,974

	Energy and Utilities: Integrated — 3.2%
50,000	Allegheny Energy Inc.	1,034,000
40,000	BP plc, ADR	1,155,200
50,100	CH Energy Group Inc.	1,965,924
90,000	Constellation Energy Group Inc.	2,902,500
66,000	Dominion Resources Inc.	2,556,840
100,000	DPL Inc.	2,390,000
195,000	Duke Energy Corp.	3,120,000
450,000	El Paso Corp.	4,999,500
29,000	ENI SpA	538,679
12,269	Iberdrola SA, ADR	275,194
25,000	Integrys Energy Group Inc.	1,093,500
80,000	NextEra Energy Inc.	3,900,800
80,000	NSTAR	2,800,000
72,000	OGE Energy Corp.	2,632,320
100,000	PNM Resources Inc.	1,118,000
75,000	Progress Energy Inc.	2,941,500
15,000	Progress Energy Inc., CVO†	2,250
7,200	Public Service Enterprise Group Inc.	225,576
30,000	Suncor Energy Inc., New York	883,200
21,000	Suncor Energy Inc., Toronto	618,036
50,000	TECO Energy Inc.	753,500
140,000	Westar Energy Inc.	3,025,400

		40,931,919

	Energy and Utilities: Natural Gas — 1.5%
13,000	AGL Resources Inc.	465,660
20,000	Atmos Energy Corp.	540,800
140,000	National Fuel Gas Co.	6,423,200
73,000	ONEOK Inc.	3,157,250
24,000	Piedmont Natural Gas Co. Inc.	607,200
110,000	Southern Union Co.	2,404,600
65,000	Southwest Gas Corp.	1,917,500
200,000	Spectra Energy Corp.	4,014,000

		19,530,210

	Energy and Utilities: Oil — 5.2%
180,000	Anadarko Petroleum Corp.	6,496,200
38,000	Canadian Oil Sands Trust	963,431
190,000	Chevron Corp.	12,893,400
185,000	ConocoPhillips	9,081,650
22,000	Denbury Resources Inc.†	322,080
49,000	Devon Energy Corp.	2,985,080
149,000	Exxon Mobil Corp.	8,503,430
40,000	Marathon Oil Corp.	1,243,600
27,000	Nexen Inc.	531,098
2,000	Niko Resources Ltd.	186,013
100,000	Occidental Petroleum Corp.	7,715,000
10,000	PetroChina Co. Ltd., ADR	1,097,300
126,000	Petroleo Brasileiro SA, ADR	4,324,320
33,000	Repsol YPF SA, ADR	663,300
120,000	Royal Dutch Shell plc, Cl. A, ADR	6,026,400
25,000	Statoil ASA, ADR	478,750
17,518	Total SA, ADR	782,004
44,000	Transocean Ltd.†	2,038,520
160,000	UTS Energy Corp.†	309,614
40,000	WesternZagros Resources Ltd.†	17,660

		66,658,850

	Energy and Utilities: Services — 1.8%
30,000	ABB Ltd., ADR	518,400
52,000	Cameron International Corp.†	1,691,040
See accompanying notes to schedule of investments.

3

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Services (Continued)
38,178	GDF Suez, Strips	$47
379,000	Halliburton Co.	9,304,450
48,000	Oceaneering International Inc.†	2,155,200
40,000	Schlumberger Ltd.	2,213,600
530,000	Weatherford International Ltd.†	6,964,200

		22,846,937

	Energy and Utilities: Water — 0.0%
30,000	Aqua America Inc.	530,400

	Entertainment — 1.7%
100,000	Grupo Televisa SA, ADR	1,741,000
38,750	Madison Square Garden Inc., Cl. A†	762,213
120,000	Time Warner Inc.	3,469,200
305,300	Viacom Inc., Cl. A	10,886,998
225,000	Vivendi	4,626,510

		21,485,921

	Environmental Services — 0.3%
145,000	Waste Management Inc.	4,537,050

	Equipment and Supplies — 1.4%
12,000	A.O. Smith Corp.	578,280
24,000	Danaher Corp.	890,880
90,000	Flowserve Corp.	7,632,000
6,000	Ingersoll-Rand plc	206,940
1,500	Minerals Technologies Inc.	71,310
40,000	Mueller Industries Inc.	984,000
12,000	Parker Hannifin Corp.	665,520
100,000	Tenaris SA, ADR	3,461,000
970,000	Tomkins plc	3,286,956

		17,776,886

	Exchange Traded Funds — 0.1%
25,000	Ultra Financials ProShares	1,247,500

	Financial Services — 11.8%
6,450	Alleghany Corp.†	1,891,785
215,000	AllianceBernstein Holding LP	5,555,600
280,000	American Express Co.	11,116,000
23,990	Argo Group International Holdings Ltd.	733,854
25,500	Banco Popular Espanol SA	131,186
2,000	Banco Santander Chile, ADR	134,180
160,000	Banco Santander SA, ADR	1,680,000
390,000	Bank of America Corp.	5,604,300
12,156	BNP Paribas	665,506
1,300,000	Citigroup Inc.†	4,888,000
36,000	Commerzbank AG, ADR†	253,800
82,000	Deutsche Bank AG	4,605,120
105,000	Discover Financial Services	1,467,900
90,000	Federal National Mortgage Association†	30,825
70,000	Federated Investors Inc., Cl. B	1,449,700
27,270	Fidelity Southern Corp.†	178,891
210,000	H&R Block Inc.	3,294,900
10,000	Interactive Brokers Group Inc., Cl. A†	166,000
170,000	Janus Capital Group Inc.	1,509,600
260,199	JPMorgan Chase & Co.	9,525,885
75,000	Julius Baer Group Ltd.	2,154,289
61,100	Kinnevik Investment AB, Cl. A	998,306
18,000	Kinnevik Investment AB, Cl. B	290,637
400,000	Legg Mason Inc.	11,212,000
31,000	Leucadia National Corp.†	604,810
140,000	Loews Corp.	4,663,400
102,000	M&T Bank Corp.	8,664,900
378,000	Marsh & McLennan Companies Inc.	8,523,900
200,000	Morgan Stanley	4,642,000
12,000	Northern Trust Corp.	560,400
80,000	NYSE Euronext	2,210,400
14,000	Och-Ziff Capital Management Group LLC, Cl. A	176,260
40,000	Oritani Financial Corp.	400,000
50,000	PNC Financial Services Group Inc.	2,825,000
35,000	Popular Inc.†	93,800
500	Raiffeisen International Bank Holding AG	19,254
958	Reinet Investments SCA†	13,601
24,000	Royal Bank of Canada	1,146,960
160,000	SLM Corp.†	1,662,400
180,000	Sterling Bancorp	1,620,000
12,000	SunTrust Banks Inc.	279,600
50,000	T. Rowe Price Group Inc.	2,219,500
100,000	TD Ameritrade Holding Corp.†	1,530,000
2,000	The Allstate Corp.	57,460
750,000	The Bank of New York Mellon Corp.	18,517,500
15,000	The Charles Schwab Corp.	212,700
2,000	The Dun & Bradstreet Corp.	134,240
9,000	The Goldman Sachs Group Inc.	1,181,430
12,000	The Student Loan Corp.	288,960
36,000	The Travelers Companies Inc.	1,773,000
40,000	Unitrin Inc.	1,024,000
170,000	Waddell & Reed Financial Inc., Cl. A	3,719,600
480,000	Wells Fargo & Co.	12,288,000
115,000	Wilmington Trust Corp.	1,275,350

		151,866,689

	Food and Beverage — 12.5%
40,000	American Dairy Inc.†	638,000
30,000	Anheuser-Busch InBev NV	1,457,885
64,000	Brown-Forman Corp., Cl. A	3,724,800
13,500	Brown-Forman Corp., Cl. B	772,605
145,000	Campbell Soup Co.	5,195,350
40,000	Coca-Cola Amatil Ltd., ADR	802,400
20,000	Coca-Cola Enterprises Inc.	517,200
See accompanying notes to schedule of investments.

4

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
16,000	Coca-Cola Femsa SAB de CV, ADR	$1,001,440
200,000	Constellation Brands Inc., Cl. A†	3,124,000
20,000	Corn Products International Inc.	606,000
136,389	Danone	7,371,837
295,000	Dean Foods Co.†	2,970,650
45,000	Del Monte Foods Co.	647,550
62,000	Diageo plc, ADR	3,889,880
100,000	Dr. Pepper Snapple Group Inc.	3,739,000
140,000	Fomento Economico Mexicano SAB de CV, ADR	6,041,000
220,000	General Mills Inc.	7,814,400
800,000	Grupo Bimbo SAB de CV, Cl. A	5,752,703
122,000	H.J. Heinz Co.	5,272,840
125,000	Heineken NV	5,330,109
200,000	ITO EN Ltd.	3,076,401
3,000	Kellogg Co.	150,900
1,032,700	Kraft Foods Inc., Cl. A	28,915,600
10,000	McCormick & Co. Inc., Non-Voting	379,600
100,000	Nestlé SA	4,842,974
105,000	NISSIN FOODS HOLDINGS CO. LTD.	3,877,453
3,000,000	Parmalat SpA	7,021,620
25,953	PepsiCo Inc.	1,581,835
34,507	Pernod-Ricard SA	2,699,763
40,000	Remy Cointreau SA	2,143,172
150,000	Sapporo Holdings Ltd.	651,473
100,000	Sara Lee Corp.	1,410,000
523,000	The Coca-Cola Co.	26,212,760
70,000	The Hershey Co.	3,355,100
62,076	Tootsie Roll Industries Inc.	1,468,097
125,000	Tyson Foods Inc., Cl. A	2,048,750
28,000	Wimm-Bill-Dann Foods OJSC, ADR	498,400
135,000	YAKULT HONSHA Co. Ltd.	3,702,709

		160,706,256

	Health Care — 11.9%
45,000	Abbott Laboratories	2,105,100
25,000	Aetna Inc.	659,500
36,000	Alcon Inc.	5,334,840
145,000	Baxter International Inc.	5,892,800
100,000	Becton, Dickinson and Co.	6,762,000
650,000	Boston Scientific Corp.†	3,770,000
435,000	Bristol-Myers Squibb Co.	10,848,900
280,000	Covidien plc	11,250,400
410,000	Eli Lilly & Co.	13,735,000
11,276	GlaxoSmithKline plc, ADR	383,497
22,000	Henry Schein Inc.†	1,207,800
100,000	Hospira Inc.†	5,745,000
305,000	Johnson & Johnson	18,013,300
17,000	Laboratory Corp. of America Holdings†	1,280,950
100,000	Mead Johnson Nutrition Co.	5,012,000
24,000	Medco Health Solutions Inc.†	1,321,920
180,000	Merck & Co. Inc.	6,294,600
143,100	Millipore Corp.†	15,261,615
5,000	Nobel Biocare Holding AG	86,747
160,000	Novartis AG, ADR	7,731,200
35,000	Patterson Companies Inc.	998,550
940,000	Pfizer Inc.	13,404,400
70,000	St. Jude Medical Inc.†	2,526,300
740,000	Tenet Healthcare Corp.†	3,211,600
230,000	UnitedHealth Group Inc.	6,532,000
18,000	William Demant Holding A/S†	1,322,324
44,000	Zimmer Holdings Inc.†	2,378,200

		153,070,543

	Hotels and Gaming — 1.4%
125,000	International Game Technology	1,962,500
1,204,352	Ladbrokes plc	2,288,862
310,000	Las Vegas Sands Corp.†	6,863,400
260,000	MGM Resorts International†	2,506,400
80,000	Starwood Hotels & Resorts Worldwide Inc.	3,314,400
15,000	Wynn Resorts Ltd.	1,144,050

		18,079,612

	Machinery — 1.4%
6,000	Caterpillar Inc.	360,420
320,400	Deere & Co.	17,839,872
10,009	Mueller Water Products Inc., Cl. A	37,133

		18,237,425

	Metals and Mining — 2.0%
500,000	Alcoa Inc.	5,030,000
10,000	Carpenter Technology Corp.	328,300
125,000	Freeport-McMoRan Copper & Gold Inc.	7,391,250
190,000	Newmont Mining Corp.	11,730,600
45,000	Peabody Energy Corp.	1,760,850
2,000	Royal Gold Inc.	96,000
6,615	Teck Resources Ltd., Cl. B	195,613

		26,532,613

	Paper and Forest Products — 0.0%
6,000	Rayonier Inc.	264,120

	Publishing — 0.1%
5,000	Idearc Inc.† (a)	17
6,016	News Corp., Cl. B	83,322
30,000	The McGraw-Hill Companies Inc.	844,200
800	The Washington Post Co., Cl. B	328,384
3,000	Value Line Inc.	54,420

		1,310,343

	Real Estate — 0.0%
10,000	Griffin Land & Nurseries Inc.	254,000

See accompanying notes to schedule of investments.

5

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

Shares/		Market
Units		Value
	COMMON STOCKS (Continued)
	Retail — 5.4%
7,500	AutoZone Inc.†	$1,449,150
33,000	Copart Inc.†	1,181,730
225,000	Costco Wholesale Corp.	12,336,750
410,000	CVS Caremark Corp.	12,021,200
80,000	Ingles Markets Inc., Cl. A	1,204,000
510,000	Macy’s Inc.	9,129,000
170,000	Safeway Inc.	3,342,200
500	Sears Holdings Corp.†	32,325
245,000	SUPERVALU Inc.	2,655,800
245,000	The Great Atlantic & Pacific Tea Co. Inc.†	955,500
100,000	The Home Depot Inc.	2,807,000
63,000	Tractor Supply Co.	3,841,110
234,000	Wal-Mart Stores Inc.	11,248,380
155,000	Walgreen Co.	4,138,500
10,000	Weis Markets Inc.	329,100
100,000	Whole Foods Market Inc.†	3,602,000

		70,273,745

	Specialty Chemicals — 1.9%
44,000	Albemarle Corp.	1,747,240
45,000	Ashland Inc.	2,088,900
84,000	E. I. du Pont de Nemours and Co.	2,905,560
260,000	Ferro Corp.†	1,916,200
4,000	FMC Corp.	229,720
52,500	H.B. Fuller Co.	996,975
215,000	International Flavors & Fragrances Inc.	9,120,300
3,500	NewMarket Corp.	305,620
75,000	Omnova Solutions Inc.†	585,750
5,000	Quaker Chemical Corp.	135,450
40,000	Sensient Technologies Corp.	1,037,200
120,000	The Dow Chemical Co.	2,846,400
4,000	Zep Inc.	69,760

		23,985,075

	Telecommunications — 5.1%
380,000	AT&T Inc.	9,192,200
525,000	BCE Inc.	15,366,750
46,000	Belgacom SA	1,454,938
4,495	Bell Aliant Regional Communications Income Fund (a)(b)	107,377
50,000	BT Group plc	97,191
16,000	BT Group plc, ADR	307,360
32,000	CenturyLink Inc.	1,065,920
400,000	Cincinnati Bell Inc.†	1,204,000
435,000	Deutsche Telekom AG, ADR	5,076,450
20,000	France Telecom SA, ADR	346,200
1,200,000	Qwest Communications International Inc.	6,300,000
2,000,000	Sprint Nextel Corp.†	8,480,000
9,195	Telefonica SA, ADR	510,598
330,000	Telekom Austria AG	3,686,351
144,500	Telephone & Data Systems Inc.	4,391,355
12,000	TELUS Corp.	452,811
20,000	TELUS Corp., Non-Voting	724,000
270,000	Verizon Communications Inc.	7,565,400

		66,328,901

	Transportation — 0.3%
147,000	GATX Corp.	3,921,960

	Wireless Communications — 0.6%
140,000	Cable & Wireless Communications plc	120,798
140,000	Cable & Wireless Worldwide plc	181,144
31,000	Millicom International Cellular SA	2,513,170
2,400	NTT DoCoMo Inc.	3,650,964
62,000	Turkcell Iletisim Hizmetleri A/S, ADR	804,760

		7,270,836

	TOTAL COMMON STOCKS	1,255,692,116

	PREFERRED STOCKS — 0.4%
	Automotive — 0.2%
48,000	Ford Motor Co. Capital Trust II, 6.500% Cv. Pfd.	2,119,200

	Communications Equipment — 0.1%
1,100	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	796,950

	Energy and Utilities: Integrated — 0.0%
300	El Paso Corp., 4.990% Cv. Pfd. (b)	297,360

	Entertainment — 0.0%
3,000	Metromedia International Group Inc., 7.250% Pfd.†	61,500

	Telecommunications — 0.1%
33,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	1,254,000

	TOTAL PREFERRED STOCKS	4,529,010

	WARRANTS — 0.0%
	Broadcasting — 0.0%
330	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0
330	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0

	TOTAL WARRANTS	0

See accompanying notes to schedule of investments.

6

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

Principal		Market
Amount		Value
	CORPORATE BONDS — 1.2%
	Automotive: Parts and Accessories — 0.1%
$800,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11	$784,584

	Broadcasting — 0.2%
2,200,000	Sinclair Broadcast Group Inc., Sub. Deb. Cv., 6.000%, 09/15/12	2,051,500
200,000	Young Broadcasting Inc., Sub. Deb., 10.000%, 03/01/11†	620

		2,052,120

	Computer Hardware — 0.1%
2,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	1,787,500

	Diversified Industrial — 0.4%
6,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	6,030,000

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	66,500

	Retail — 0.3%
4,400,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	4,147,000

	Specialty Chemicals — 0.1%
950,000	Ferro Corp., Cv., 6.500%, 08/15/13	920,312

	TOTAL CORPORATE BONDS	15,788,016

	U.S. GOVERNMENT OBLIGATIONS — 1.0%
	U.S. Treasury Bills — 0.7%
8,986,000	U.S. Treasury Bills, 0.081% to 0.244%††, 07/22/10 to 11/26/10	8,982,451

	U.S. Treasury Cash Management Bills — 0.2%
2,635,000	U.S. Treasury Cash Management Bill, 0.138%††, 07/15/10	2,634,861

	U.S. Treasury Notes — 0.1%
1,500,000	U.S. Treasury Notes, 4.125%, 08/15/10	1,507,227

	TOTAL U.S. GOVERNMENT OBLIGATIONS	13,124,539

	TOTAL INVESTMENTS — 100.0% (Cost $1,271,690,744)	$1,289,133,681

	Aggregate tax cost	$1,285,016,468

	Gross unrealized appreciation	$158,995,148
	Gross unrealized depreciation	(154,877,935)

	Net unrealized appreciation/depreciation	$4,117,213

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2010, the market value of fair valued securities amounted to $107,394 or 0.01% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of Rule 144A securities amounted to $7,054,242 or 0.55% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

STEP	Step coupon bond. The rate disclosed is that in effect at June 30, 2010.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
See accompanying notes to schedule of investments.

7

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Unaudited)
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (the “SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
1. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC, the Adviser.
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

8

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2010 is as follows:

	Valuation Inputs
	Level 1 -	Level 2 - Other Significant	Level 3 - Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 6/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$45,903,072	$188,256	—	$46,091,328
Energy and Utilities: Electric	11,037,974	—	$0	11,037,974
Publishing	1,310,326	—	17	1,310,343
Other Industries (a)	1,197,252,471	—	—	1,197,252,471

Total Common Stocks	1,255,503,843	188,256	17	1,255,692,116

Preferred Stocks (a)	4,529,010	—	—	4,529,010
Warrants (a)	—	0	—	0
Corporate Bonds	—	15,788,016	—	15,788,016
U.S. Government Obligations	—	13,124,539	—	13,124,539

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,260,032,853	$29,100,811	$17	$1,289,133,681

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation	(sales)	of Level 3	6/30/10	at 6/30/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$0	$—	$—	$—	$—	$(0)	$—	$—
Energy and Utilities: Electric	0	—	—	—	—	—	0	—
Publishing	—	—	—	(108)	—	125	17	(108)

Total Common Stocks	0	—	—	(108)	—	125	17	(108)

Warrants:
Broadcasting	3	—	—	—	—	(3)	—	—

Total Warrants	3	—	—	—	—	(3)	—	—

TOTAL INVESTMENTS IN SECURITIES	$3	$—	$—	$(108)	$—	$122	$17	$(108)

9

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund’s financial statements.
2. Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at June 30, 2010, if any, are not accounted for as hedging instruments under GAAP.

10

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund or hedging or protecting its exposure to interest rate movements and movements in the securities market. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2010 are as follows:

					Net Unrealized
Notional		Equity Security	Interest Rate/	Termination	Appreciation/
Amount		Received	Equity Security Paid	Date	Depreciation
		Market Value	One month LIBOR plus 90 bps plus
		Appreciation on:	Market Value Depreciation on:
$231,630	(140,000 Shares)	Rank Group plc	Rank Group plc	6/27/11	$(23,446)
178,036	(20,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	(9,987)
0	(1,800,000 Shares)	Rolls-Royce Group plc, Cl. C	Rolls-Royce Group plc, Cl. C	6/27/11	2,689

					$(30,744)

The Fund’s volume of activity in futures contracts during the period ended June 30, 2010 had an average monthly notional amount of approximately $384,606.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the quarter ended June 30, 2010, the Fund had no investments in open futures contracts.

11

The Gabelli Equity Income Fund
Notes to Schedule of Investments (Continued) (Unaudited)
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the quarter ended June 30, 2010, the Fund had no investments in forward foreign exchange contracts.
The following is a table summarizing the net unrealized appreciation/depreciation of derivatives held at June 30, 2010 by primary risk exposure:

Total Net Unrealized
Appreciation/(Depreciation) at
June 30, 2010

Asset Derivatives:
Equity Contracts	$2,689

Liability Derivatives:
Equity Contracts	$(33,433)
3. Tax Information. At September 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $1,899,612, which is available to reduce future required distributions of net capital gains to shareholders through 2017.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2009, the Fund deferred capital losses of $73,254,481 and currency losses of $40,840.

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Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Gabelli Equity Series Funds, Inc.
The Gabelli Equity Income Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law
Executive Officer	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.
Kuni Nakamura
Anthony J. Colavita	President
President	Advanced Polymer, Inc.
Anthony J. Colavita, P.C.
Anthony R. Pustorino
Vincent D. Enright	Certified Public Accountant,
Former Senior Vice President	Professor Emeritus
and Chief Financial Officer	Pace University
KeySpan Corp.
Anthonie C. van Ekris
John D. Gabelli	Chairman
Senior Vice President	BALMAC International, Inc.
Gabelli & Company, Inc.
Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.

Officers*

Bruce N. Alpert	Joseph H. Egan
President and Secretary	Acting Treasurer

Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

*	Agnes Mullady, Treasurer, is on a leave of absence.

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q210SR
The
Gabelli
Equity
Income
Fund
Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 5 stars overall and 5 stars for the three, five and ten year periods ended June 30, 2010 among 1,135; 1,135; 952; and 494 Large Value funds, respectively.
THIRD QUARTER REPORT
JUNE 30, 2010

The Gabelli Woodland Small Cap Value Fund Third Quarter Report (a) June 30, 2010	Elizabeth M. Lilly, CFA
To Our Shareholders,

     For the quarter ended June 30, 2010, the net asset value (“NAV”) per share of The Gabelli Woodland Small Cap Value Fund’s (the “Fund”) Class AAA Shares declined 12.73% versus a decrease in the Russell 2000 Index of 9.92%.

Enclosed is the investment portfolio as of June 30, 2010.
Comparative Results

Average Annual Returns through June 30, 2010 (a)(b) (Unaudited)

									Since
									Inception
	Quarter		1 Year		3 Year		5 Year		(12/31/02)
Gabelli Woodland Small Cap Value Fund Class AAA	(12.73)%		13.97%		(7.98)%		(0.59)%		5.01%
Russell 2000 Index	(9.92)		21.48		(8.60)		0.37		7.77
Class A	(12.74)		14.01		(7.99)		(0.56)		5.04
	(17.76	)(c)	7.46	(c)	(9.83	)(c)	(1.77	)(c)	4.20 (c)
Class C	(12.86)		13.10		(8.63)		(1.31)		4.30
	(13.73	)(d)	12.10	(d)	(8.63)		(1.31)		4.30
Class I	(12.65)		14.20		(7.78)		(0.47)		5.10
In the current prospectus, the gross expense ratios for Class AAA, A, C, and I Shares are 3.34%, 3.34%, 4.09%, and 3.09%, respectively. The net expense ratios after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) in place through January 31, 2011 are 2.01%, 2.01%, 2.76%, and 1.76%, respectively. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively. Class AAA and Class I Shares do not have a sales charge.

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index of small U.S. companies is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

The Gabelli Woodland Small Cap Value Fund
Schedule of Investments — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 100.0%
	Aerospace — 3.7%
5,300	Herley Industries Inc.†	$75,578
3,420	Kaman Corp.	75,650
3,200	Spirit Aerosystems Holdings Inc., Cl. A†	60,992

		212,220

	Airlines — 0.8%
17,300	ExpressJet Holdings Inc.†	44,980

	Automotive: Parts and Accessories — 2.5%
5,100	ATC Technology Corp.†	82,212
3,300	Federal-Mogul Corp.†	42,966
2,000	Midas Inc.†	15,340

		140,518

	Business Services — 10.2%
13,200	ACCO Brands Corp.†	65,868
3,258	Ascent Media Corp., Cl. A†	82,297
4,890	Deluxe Corp.	91,688
8,150	Edgewater Technology Inc.†	23,554
4,000	Intermec Inc.†	41,000
6,000	Liquidity Services Inc.†	77,760
15,000	MoneyGram International Inc.†	36,750
11,800	PRGX Global Inc.†	48,970
6,333	Safeguard Scientifics Inc.†	66,876
2,520	The Brink’s Co.	47,956

		582,719

	Computer Software and Services — 12.5%
5,500	Dynamics Research Corp.†	55,605
2,800	Fair Isaac Corp.	61,012
13,410	Lawson Software Inc.†	97,893
5,500	Mercury Computer Systems Inc.†	64,515
2,000	MICROS Systems Inc.†	63,740
2,340	MTS Systems Corp.	67,860
10,000	S1 Corp.†	60,100
5,100	Schawk Inc.	76,245
16,000	Tier Technologies Inc.†	97,280
8,800	TransAct Technologies Inc.†	64,240

		708,490

	Consumer Products — 5.7%
2,270	Alberto-Culver Co.	61,495
12,000	Alliance One International Inc.†	42,720
1,085	Church & Dwight Co. Inc.	68,040
11,600	Kid Brands Inc.†	81,548
4,500	Rimage Corp.†	71,235

		325,038

	Consumer Services — 2.5%
3,500	CPI Corp.	78,470
1,600	Steiner Leisure Ltd.†	61,504

		139,974

	Diversified Industrial — 11.5%
2,100	AEP Industries Inc.†	50,148
4,000	Albany International Corp., Cl. A	64,760
3,100	FormFactor Inc.†	33,480
20,000	Graphic Packaging Holding Co.†	63,000
5,957	Griffon Corp.†	65,884
2,200	L.B. Foster Co., Cl. A†	57,024
2,900	OSI Systems Inc.†	80,533
2,000	Raven Industries Inc.	67,420
20,040	Technitrol Inc.	63,326
1,600	Texas Industries Inc.	47,264
8,000	Vishay Intertechnology Inc.†	61,920

		654,759

	Energy and Utilities — 3.7%
25,000	Juhl Wind Inc.†	43,000
5,500	Northern Oil and Gas Inc.†	70,620
3,170	PICO Holdings Inc.†	95,005

		208,625

	Entertainment — 1.0%
6,500	Take-Two Interactive Software Inc.†	58,500

	Equipment and Supplies — 6.6%
3,200	Actuant Corp., Cl. A	60,256
13,700	Gerber Scientific Inc.†	73,295
3,350	GrafTech International Ltd.†	48,977
2,650	Mine Safety Appliances Co.	65,667
1,930	Powell Industries Inc.†	52,766
1,550	The Toro Co.	76,136

		377,097

	Financial Services — 4.8%
1,430	HMN Financial Inc.†	6,549
6,700	NewAlliance Bancshares Inc.	75,107
11,600	Sanders Morris Harris Group Inc.	64,380
5,600	TCF Financial Corp.	93,016
1,204	Willis Group Holdings plc	36,180

		275,232

	Food and Beverage — 2.7%
5,500	Constellation Brands Inc., Cl. A†	85,910
1,100	The J.M. Smucker Co.	66,242

		152,152

See accompanying notes to schedule of investments.

2

The Gabelli Woodland Small Cap Value Fund
Schedule of Investments (Continued) — June 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Health Care — 8.2%
6,200	AtriCure Inc.†	$41,230
6,000	CardioNet Inc.†	32,880
1,300	Chemed Corp.	71,032
60,300	Hooper Holmes Inc.†	34,371
4,100	Immucor Inc.†	78,105
3,000	IRIS International Inc.†	30,420
8,740	Rochester Medical Corp.†	82,593
3,000	Transcend Services Inc.†	40,500
1,480	West Pharmaceutical Services Inc.	54,005

		465,136

	Hotels and Gaming — 1.7%
2,520	Gaylord Entertainment Co.†	55,667
4,400	Pinnacle Entertainment Inc.†	41,624

		97,291

	Machinery — 5.2%
4,964	Key Technology Inc.†	67,014
3,500	Robbins & Myers Inc.	76,090
7,700	TriMas Corp.†	87,087
900	Valmont Industries Inc.	65,394

		295,585

	Publishing — 2.9%
5,900	The Dolan Co.†	65,608
4,200	Scholastic Corp.	101,304

		166,912

	Restaurants — 2.3%
2,240	DineEquity Inc.†	62,541
8,000	Famous Dave’s of America Inc.†	66,560

		129,101

	Retail — 1.3%
800	J. Crew Group Inc.†	29,448
3,900	Penske Automotive Group Inc.†	44,304

		73,752

	Specialty Chemicals — 4.0%
660	FMC Corp.	37,904
2,850	H.B. Fuller Co.	54,122
8,000	PolyOne Corp.†	67,360
2,500	Quaker Chemical Corp.	67,725

		227,111

	Telecommunications — 5.3%
1,400	Atlantic Tele-Network Inc.	57,820
2,100	CommScope Inc.†	49,917
7,400	HickoryTech Corp.	49,950
3,900	j2 Global Communications Inc.†	85,176
6,200	MasTec Inc.†	58,280

		301,143

	Transportation — 0.9%
1,700	Bristow Group Inc.†	49,980

	TOTAL COMMON STOCKS	5,686,315

	TOTAL INVESTMENTS — 100.0% (Cost $5,732,854)	$5,686,315

	Aggregate tax cost	$5,741,753

	Gross unrealized appreciation	701,419
	Gross unrealized depreciation	(756,857)

	Net unrealized appreciation/depreciation	$(55,438)

†	Non-income producing security.
See accompanying notes to schedule of investments.

3

The Gabelli Woodland Small Cap Value Fund
Notes to Schedule of Investments (Unaudited)
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (the “SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
1. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined the Gabelli Funds, LLC, the Adviser.
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

4

The Gabelli Woodland Small Cap Value Fund Notes to Schedule of Investments (Continued) (Unaudited)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2010 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 — Quoted Prices*	$5,686,315

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
There were no Level 3 investments at June 30, 2010 or September 30, 2009.
In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund’s financial statements.
2. Tax Information. At September 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $279,715, which is available to reduce future required distributions of net capital gains to shareholders through 2017.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2009, the Fund deferred capital losses of $1,211,435.

5

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.
(Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial,and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Gabelli Equity Series Funds, Inc.
The Gabelli Woodland Small Cap Value Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law
Executive Officer	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.
Kuni Nakamura
Anthony J. Colavita	President
President	Advanced Polymer, Inc.
Anthony J. Colavita, P.C.
Anthony R. Pustorino
Vincent D. Enright	Certified Public Accountant,
Former Senior Vice President	Professor Emeritus
and Chief Financial Officer	Pace University
KeySpan Corp.
Anthonie C. van Ekris
John D. Gabelli	Chairman
Senior Vice President	BALMAC International, Inc.
Gabelli & Company, Inc.
Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.

Officers*

Bruce N. Alpert	Joseph H. Egan
President and Secretary	Acting Treasurer

Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

*	Agnes Mullady, Treasurer, is on a leave of absence.

This report is submitted for the general information of the shareholders of The Gabelli Woodland Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q210SR
The
Gabelli
Woodland
Small Cap
Value
Fund
THIRD QUARTER REPORT
JUNE 30, 2010

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)     Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 8/27/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 8/27/10

By (Signature and Title)*	/s/ Joseph H. Egan Joseph H. Egan, Acting Treasurer and Principal Financial Officer
Date 8/27/10

*	Print the name and title of each signing officer under his or her signature.